UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

LEGACY VENTURES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199040	30-0826318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3413 Wolfedale Road, Suite 4

Mississauga, Ontario, Canada L5C 1V8

(Address of principal executive offices) (zip code)

1-800-918-3362

(Registrant's telephone number, including area code)

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1839286.3

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2015, (the “Closing Date”) Legacy Ventures International Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Rehan Saeed (the “Majority Shareholder”), RM Fresh Brands Inc. (“RM Fresh”), Ron Patel and Mirwan Ferris (the “RM Fresh Shareholders”).  Pursuant to the terms of the Agreement, the Company issued an aggregate of two million (2,000,000) restricted shares of common stock of the Company to the RM Shareholders in exchange for all the issued and outstanding shares of RM Fresh.  The principals of RM Fresh, Ron Patel and Mirwan Ferris (together, “RM Fresh Executives”), will remain as officers and directors of RM Fresh.

RM Fresh services food and beverage retailers and distributors who are looking for innovative, trend-setting products across North America and in international markets. With a focus on sustainable, category changing consumables, RM Fresh represent an extensive portfolio of highly desirable brands, including Boxed Water. The company is headquartered in Mississauga, Ontario, Canada and offers logistic and warehouse services out of its principal warehouse facility in Mississauga, servicing the greater Toronto area.  Through a network of sub-distribution partners across Canada, RM Fresh provides national product distribution and brokerage services. The company has an emerging focus on the United States and Middle East through the establishment of sub-distribution partners. The Company believes the acquisition of RM Fresh is highly complementary and synergistic to its current business model.

The Share Exchange Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration for the exchange of shares, the process of exchanging the consideration and the effect of the share exchange.  The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

In connection with the Share Exchange Agreement, the Company entered into a share cancellation agreement with the Majority Shareholder (the “Cancellation Agreement”) whereby the Majority Shareholder, owning an aggregate of 37,80,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) agreed to cancel the 35,800,000 shares of Common Stock.

In connection with the Share Exchange Agreement, RM Fresh Brands Inc. entered into Executive Management Agreements with (1) Shadon Global Inc., for the services of Ron Patel and (2) Ferris Brand Management Inc., for the services of Mirwan Ferris (together, the “Executive Management Agreements”).  Pursuant to the Executive Management Agreements, the RM Fresh Executives will be responsible for the day-to-day operations of RM Fresh and shall direct the business of RM Fresh in its sole discretion and in the best interests of RM Fresh, including but not limited to with respect to selection of products for distribution, employment or engagement of personnel, engagement of professional assistance, including without limitation legal and accounting professionals. In exchange, the RM Fresh Executives shall be entitled to receive an annual base salary of one hundred thousand dollars ($100,000) and an annual bonus equal to two and one half percent (2.5%) of the annual gross sales of RM Fresh.

The foregoing descriptions of the terms of the Cancellation Agreement and form of Executive Management Agreement are qualified in its entirety by reference to the provisions of the Cancellation Agreement filed as Exhibit 10.1 and Exhibit 10.2 to this Report, which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated by reference into this section.

Item 3.02 Unregistered Sales of Equity Securities

On September 30, 2015, the Company issued an aggregate of twelve million (12,000,000) shares of Common Stock to eight service providers in exchange for services rendered. The securities issued in these transactions were not registered under the Securities Act, or the securities laws of any state, and were offered and sold pursuant to the exemption from registration under the Securities Act provided by Section4(2) and Regulation D (Rule 506) under the Securities Act.

1839286.3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the closing of the Share Exchange Agreement, on the Closing Date, Rehan Saeed submitted to the Company a resignation letter pursuant to which he resigned from his position as the President and Chief Executive Officer (“CEO”) of the Company. Mr. Saeed’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices. He will remain a director on the Board of Directors.

On the Closing Date, the board of directors of the Company (the “Board”) and the majority stockholders of the Company accepted the resignations of Mr. Saeed and contemporaneously appointed Evan Clifford as the Company’s President and CEO, effective immediately.

Mr. Clifford has extensive experience in entrepreneurial start-ups both in the private and public sector. Over the last 15 years, Mr. Clifford has built and maintained extensive relationships throughout many different industries, having earned a platinum record managing some of Canada’s top music artists, while playing a leading role in building one of the world’s foremost electric car companies. He has been a speaker at the world renowned Idea City Conference and throughout the last decade coached selected companies and individuals to achieve personal and professional success.

Family Relationships

There are no family relationships between Mr. Clifford and any previous officers or directors of the Company.

Related Party Transactions

There are no arrangements or understandings in connection with the appointment of Mr. Clifford to the Company's Board of Directors, or any relationships or related party transactions between the Company or any of its executive officers and/or directors, and Mr. Clifford that would require disclosure under Item 401(d) or 404(a) of Regulation S-K.

Employment Agreements

The Company does not have an employment agreement in place with Mr. Clifford at this time.

Item 9.01 Financial Statements and Exhibits,

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a), the Company’s audited financial statements for the years ended March 31, 2015 and 2014 and unaudited financial statements for the three months ended June 30, 2015 and 2014 are filed in this Current Report on Form 8-K as Exhibit 99.1.

Exhibit Number	Description

2.1	Share Exchange Agreement between the Company and RM Fresh Brands, Inc., dated September 30, 2015
10.1	Share Cancellation Agreement, dated September 30, 2015
10.2	Form of Executive Management Agreement, dated September 30, 2015
99.1	Audited Financial Statements for the years ended March 31, 2015 and 2014 unaudited financial statements for the three months ended June 30, 2015 and 2014
99.2	Press Release

1839286.3

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY VENTURES INTERNATIONAL, INC.

Date: October 7, 2015	By: /s/ Evan Clifford
Name: Evan Clifford
Title: Chief Executive Officer

1839286.3